Exhibit 99.1

LANDLORD'S CONSENT AND AGREEMENT TO ASSIGNMENT

This Landlord's Consent and Agreement to Assignment ("Agreement") is made as of the 31st day of January 2018, among KALYX COLORADO 695 BRYANT LLC, a Colorado limited liability company ("Landlord"), STRAINWISE, INC., a Colorado corporation ("Assignor"), and CORRIDOR 70 LLC, a Colorado limited liability company ("Assignee").

RECITALS

A.            Pursuant to that certain Lease Agreement between Landlord and Assignor dated September 11, 2014 (the "Lease"), attached hereto as Exhibit A, Landlord is leasing to Assignor and Assignor is leasing from Landlord space located at 695 Bryant Street, Denver, Colorado (the "Premises"). The Premises are more particularly described in the Lease.

B.            Pursuant to that certain Assignment and Assumption of Lease dated of even date herewith, attached to this Agreement as Exhibit B (the "Assignment"), Assignor has agreed to assign all of Assignor's right, title and interest in and to the Lease to Assignee, and Assignee has agreed to assume all of the rights, liabilities and duties of the Assignor under the Lease, as more particularly described in the Assignment.

C.            Pursuant to the terms of the Lease, Assignor must obtain the prior written consent of Landlord to assign the Lease. Landlord is prepared to consent to the Assignment on the terms and conditions of this Agreement.

AGREEMENT

Landlord hereby consents to the Assignment, subject to the following terms, covenants and agreements of the parties, and in consideration of such consent, Assignor and Assignee covenant and agree as follows:

1.             Landlord, Assignor and Assignee are parties to that certain Landlord's Consent and Agreement to Assignment dated August 22, 2017 (the "Prior Consent"). The Prior Consent is hereby void and of no further force or effect.

2.             Neither the Assignment nor this Agreement shall be construed to relieve Assignor of any liabilities or obligations whatsoever under the Lease and nothing herein shall be deemed to modify or amend the Lease in any way. Nothing herein shall operate as a consent to or approval or ratification by Landlord of any of the specific provisions of the Assignment or as a representation or warranty by Landlord, and Landlord shall not be bound or estopped in any way by the provisions of the Assignment; provided that Landlord shall be bound by its consent to the Assignment as provided in this Agreement. Assignor shall continue to be fully liable to Landlord for the full performance of all obligations of the tenant under the Lease.

3.             Assignor and Assignee acknowledge and agree the Assignment shall be subject and subordinate in all respects to the Lease. As of the Closing Date under the Assignment (as that term is defined in the Assignment) and subject to terms of the Assignment and this Agreement, Assignor has irrevocably assigned, set over, transferred and conveyed to Assignee all of Assignor's right.

4.              title and interest in and to the Lease and to any and all tenant security deposits, if any, and prepaid rents held by Landlord under the Lease, if any, and Assignee has accepted the Assignment and the rights granted herein, and Assignee has expressly assumed, for itself and its successors, assigns and legal representatives, the Lease and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder, and Assignee has agreed to (a) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from and after the Closing Date (as that term is defined in the Assignment); and (h) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the Closing Date (as that term is defined in the Assignment).

5.             Assignor shall reimburse Landlord for all costs and expenses incurred by Landlord in connection with the Assignment and this Agreement, including without limitation payment of Landlord's attorneys' fees.

6.             Notwithstanding anything contained in this Agreement or the Assignment to the contrary, this Agreement shall be contingent upon the following: (a) Assignee receiving all governmental approvals necessary for Assignee to conduct the Permitted Use within the Premises on or before February 1, 2018; (b) Landlord's receipt, on or before February 1, 2018, of a fully-executed original Promissory Note, in the form attached hereto as Exhibit C; (c) Landlord's receipt, on or before February 1, 2018, of a fully-executed original Partial Assignment of Promissory Note, in the form attached hereto as Exhibit D; (d) Landlord's receipt, within five (5) business days of invoice to Assignor, of Landlord's attorneys' fees as referenced in Section 3 of this Agreement; and (e) Landlord's receipt, on or before February 5, 2018, of an executed Guaranty of Lease, in the form attached hereto as Exhibit E, from Gary Ashurst and Rokell Kerns. If any of the above-conditions are not satisfied, at Landlord's option this Agreement shall be null and void and of no further force or effect. If any of the above-conditions (b) — (e) are not timely satisfied, at Landlord's option, such failure shall be deemed an event of default under the Lease.

7.            Pursuant to that certain Guaranty of Lease dated September 9, 2014 (the "Prior Guarantee"), Shawn Phillips and Erin Phillips (collectively, the "Prior Guarantors") guaranteed full and punctual payment of the Lease by Assignor. Upon satisfaction of the conditions listed in Section 5, above, the Prior Guarantors will be released from all liability existing under the Prior Guarantee.

8.            This Agreement shall not relieve Assignor or Assignee of any obligation to obtain Landlord's consent to (a) any sublease of all or part of the Premises; EXCEPT for the following existing licenses:

State License Number:
• 403R-00011 — 4095 Shelter, LLC
• 403-00246 — 4095 Shelter, LLC
• 403-01488 — Ridge, LLC
• 403-00244 — Range, LLC
• 403-00602 — 10185 Ridge, LLC

or (b) any further assignment of the Lease, to the extent such consent is required by the Lease; nor shall the Assignment or this Agreement be construed as conferring upon Assignor or Assignee any right to sublease the Premises or assign its rights under the Lease in either case without Landlord's consent.

8.             A failure by Assignor or Assignee to comply with any of the terms or conditions of this Agreement shall constitute a default under the Lease. If any party to this Agreement commences an action or other legal proceeding to enforce performance of any of the terms or provisions hereof or of the Lease, the prevailing party in such action or proceeding shall, in addition to such other relief as it may obtain, be entitled to recover from the other parties all of its costs incurred, including reasonable attorneys' fees, in any such action or proceeding or any appeal from any order, award or judgment therein.

9.             Assignee shall pay Landlord any sums becoming due or payable under the Lease and the Assignment. Assignor hereby consents to such direct payment and authorizes and directs Assignee to comply with the proceeding sentence. The receipt and acceptance of such direct payments shall not cause Landlord to be deemed to have assumed any of Assignor's duties, obligations and/or liabilities to Assignee under the Assignment.

10.            Assignor and Assignee shall not amend or modify the Assignment without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. In the event of any conflict between the provisions of this Agreement and the provisions of the Assignment, the provisions of this Agreement shall prevail.

11.            As provided in the Lease, it is acknowledged and agreed that any failure by Assignor or Assignee to comply with any of the terms or conditions of this Agreement shall constitute a default under the Lease.

12.            All communication, notices and demands of any kind which a party may be required or desire to give or to serve upon another party pursuant to this Agreement shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service or United States certified mail, return receipt requested, postage prepaid, addressed as follows:

To Landlord: Kalyx Colorado 695 Bryant LLC Attn: George Stone 366 Madison Avenue, 11th Floor New York NY 10017	To Assignor: Strainwise, Inc. STWC Holdings, Inc. Attn: Erin Phillips 1350 Independence St Ste. 300 Lakewood, CO 80215

With a copy to:

Reitler Kailas & Rosenblatt LLC
Attn: Scott Rosenblatt
885 Third Avenue, 20th Floor
New York NY 10022

And to:

Burns, Figa & Will, P.C.
Attn: Matt Dillman
6400 S. Fiddlers Green Circle, Suite 1000
Greenwood Village, CO 80111

With a copy to:

Austin Legal Group, APC
Attn: Gina Austin
3990 Old Town Ave., Ste A-112
San Diego, CA 92110

To Assignee:

Corridor 70 LLC
Attn: Gary Ashurst
695 Bryant St
Denver, CO 80204

With a copy to:

Hamre, Rodriquez, Ostrander & Dingess
Attn: Donald Ostrander
3600 South Yosemite St. Ste. 500
Denver, CO 80237

Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as earlier evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered.

13.            This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, subject, however, to all restrictions on assignment and subletting contained in the Lease or in this Agreement. In the event of any litigation or other legal proceeding between the parties to enforce or interpret this Agreement, the unsuccessful party or parties shall pay to the prevailing party or parties, all costs, expenses and reasonable attorneys' fees incurred by the prevailing party or parties, whether such fees and expenses are incurred in trial court, on appeal, in bankruptcy court or in any other legal proceeding. This Agreement may be executed in multiple original counterparts, each of which shall be deemed to be an original, but which together shall constitute but one and the same instrument. Without limiting the manner in which execution of this Agreement may be accomplished, execution by the parties may be effectuated by electronic transmission (via PDF or other means) of a signature page of this Agreement executed by such party.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Landlord's Consent and Agreement to Assignment as of the date first written above.

LANDLORD:

KALYX COLORADO 695 BRYANT LLC,
a Colorado limited liability company

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

ASSIGNOR:

STRAINWISE, INC.,
a Colorado corporation

By: /s/ Erin Phillips

Name:  Erin Phillips

Title:  President/CEO

ASSIGNEE:

CORRIDOR 70 LLC,
a Colorado limited liability company

By: __________________________________________

Name: ________________________________________

Title: _________________________________________

EXHIBIT A
COPY OF LEASE
 [to be attached]

EXHIBIT B
ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment of Lease") is dated as of January 31st, 2018, by and between STRAINWISE, INC., a Colorado corporation ("Assignor"), and CORRIDOR 70 LLC, a Colorado limited liability company ("Assignee").

A.            Assignor is the tenant under that certain Lease Agreement, dated September 11, 2014 between Kalyx Colorado 695 Bryant LLC, a Colorado limited liability company ("Landlord"), as landlord, and the Assignor, as tenant, for the premises located at 695 Bryant Street, Denver, Colorado (the "Lease").

B.            Assignor is assigning its rights as tenant under the Lease to Assignee pursuant hereto, and Assignee is assuming the Lease and all obligations thereunder.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which hereby is acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1.            Capitalized Terms. All capitalized terms used in this Assignment of Lease which are not defined herein shall have the meanings for such terms as set forth in the Lease.

2.            Assignment of Lease. Assignor hereby assigns to Assignee, effective on the Closing Date (as hereinafter defined), all of Assignor's right, title and interest in and to the Lease and to the security deposits, if any, and Assignee shall reimburse the Assignor for such security deposits, if any, on the Closing Date.

3.            Assumption of Lease. Assignee hereby assumes, effective on the Closing Date, and agrees to perform all of the Assignor's obligations, duties, responsibilities and liabilities with respect to the Lease, including without limitation, satisfaction of all liens now or hereafter affecting the Demised Premises.

4.            Indemnity.Assignor hereby agrees to indemnify, defend and hold harmless Assignee from any claim, loss or damage that may arise relative to matters or a state of facts under or pursuant to the Lease occurring prior to the Closing Date, and Assignee hereby agrees to indemnify, defend and hold harmless Assignor from any claim, loss or damage that may arise relative to matters or a state of facts under or pursuant to the Lease occurring on or after the Closing Date.

5.            Binding Effect. This Assignment of Lease shall be binding on and inure to the benefit of the parties hereto, their heirs, personal representative, executors, administrators, successors and assigns.

6.            Multiple Counterparts. This Assignment of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Assignment of Lease shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of all of the parties reflected hereon as signatories.

1

7.            Limitations. Except as expressly provided otherwise herein, this Assignment of Lease is made subject to the terms, provisions and limitations in the Lease.

8.            Closing Date. The "Closing Date" shall be the later of: (a) the date upon which Landlord, Assignor and Assignee have each executed Landlord's Consent and Agreement to Assignment, or (b) the date upon which Assignee has received all governmental approvals necessary for Assignee to conduct the Permitted Use within the Demised Premises ("Governmental Approvals"). Notwithstanding anything contained herein to the contrary, if Assignee does not receive the Governmental Approvals on or before February 1, 2018, this Assignment of Lease shall be null and void and of no further force or effect. Assignor and Assignee shall keep Landlord informed about the status of receipt of the Governmental Approvals.

[Signatures on Following Page]

2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the date first written above.

ASSIGNOR:

STRAINWISE, INC., a Colorado corporation

By:	/s/ Erin Phillips
Name:	Erin Phillips
Its:	President and CEO

ASSIGNEE:

CORRIDOR 70 LLC, a Colorado limited liability company

By:
Name:
Its:

[Signature Page to Assignment and Assumption of Lease]

3

EXHIBIT C
PROMISSORY NOTE

PROMISSORY NOTE
$168,970.36	January 31st, 2018 Denver, Colorado

FOR VALUE RECEIVED, SHAWN D. PHILLIPS, ERIN PHILLIPS, ROCKY MOUNTAIN FARMACY, INC., a Colorado corporation, ANNIE'S TOBACCO EMPORIUM, LLC, a Colorado limited liability company, RAILROAD AVENUE, INC., a Colorado corporation, 5110 RACE LLC, a Colorado limited liability company, and BOULDER COUNTY CAREGIVERS, LLC, a Colorado limited liability company, with an address of 8468 Lewis Ct., Arvada, Colorado 80005 (collectively, the "Borrower"), promises to pay to the order of KALYX COLORADO 695 BRYANT LLC, a Colorado limited liability company ("Lender"), at its office at 366 Madison Avenue, 11th Floor, New York, NY 10007, or at such other place as Lender may direct, in lawful money of the United States of America constituting legal tender in payment of all debts and dues, public and private, together with interest thereon calculated at the rate and in the manner set forth herein, the principal sum of One Hundred Sixty-Eight Thousand, Nine Hundred Seventy and 36/100 DOLLARS ($168,970.36), or so much thereof as may be advanced and outstanding hereunder, together with interest on the advanced but unpaid principal at the Interest Rate (as defined below).

1.             Interest Rate. The outstanding principal balance hereof shall bear interest at the rate of Eighteen percent (18%) per annum (the "Interest Rate").

2.             Payments.

(a)          Principal and interest shall be payable in equal payments of $12,500.00, due and payable on the tenth (10th) day of each month, beginning on March 10, 2018 and continuing until December 10, 2018 (the "Maturity Date"), on which date the entire unpaid principal balance together with all accrued interest, if not sooner paid, shall become due and payable.

(b)          This is a balloon note and on the Maturity Date a substantial portion of the principal amount of this Note will remain unpaid by the monthly payments above required.

(c)          In the event any payment required under the terms of the Note is not received within ten (10) days of the date such payment is due, Borrower shall pay an amount equal to five percent (5%) of the amount of such past due payment as a late charge for the loss of the use of the funds and for the expense of handling the delinquent payment.

(d)          Any payments received shall be applied in the following order: (0 interest owing; and (ii) any outstanding principal.

3.             Additional Provisions Regarding Interest. In no event shall the rate of interest calculated hereunder exceed the maximum rate allowed by law. Any principal amounts outstanding hereunder after the Loan Maturity Date, or upon the occurrence of an Event of Default (hereinafter defined) shall bear interest at a rate equal to five percent (5%) over the Interest Rate in effect at the time of default (the "Default Rate"). Interest at the Default Rate shall be payable by Borrower upon demand and shall be in addition to and not in lieu of any other charges due under this Note.

1

4.             Collateral. This Note is secured by the Partial Assignment of Promissory Note of even date herewith (the "Partial Assignment").

5.             Prepayment. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this Note before such amounts are due, whether such prepayment arises from a voluntary or involuntary prepayment, acceleration of maturity, or any other cause or reason. Prepayment in part shall consist of payment of any portion of the unpaid principal balance before it is due, whether such prepayment arises from a voluntary or involuntary prepayment, acceleration of maturity, or any other cause or reason. Unless otherwise agreed by Lender in writing and provided that Borrower is current on all amounts due, payments applied to the Note before Lender's creation of a billing statement for the next payment due will be applied entirely to principal and payments applied to the Note after the creation of such billing statement will be applied according to that billing statement. Unless otherwise agreed by Lender in writing and provided that Borrower is current on all amounts due, payments applied to the loan before Lender's creation of a billing statement for the next payment due shall not relieve Borrower of Borrower's obligation to continue making, uninterrupted, payments under this Note.

6.             Events of Default. Upon the failure to make any payment of the principal or interest on this Note on the date when due and payable {"Event of Default"), then, or at any time thereafter during the continuance of any such event, Lender may, with or without notice to the Borrower, declare this Note and indebtedness evidenced hereby to be forthwith due and payable, whereupon this Note and the indebtedness evidenced hereby shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the Loan Documents or in any other instrument executed in connection with or securing this Note to the contrary notwithstanding. Lender shall be entitled to all remedies under the Partial Assignment.

7.             Waivers. Borrower hereby waives demand, presentment for payment, notice of dishonor, protest, and notice of protest and diligence in collection or bringing suit and agrees that Lender may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Borrower further waives any and all rights of exemption, both as to personal and real property, under the constitution or laws of the United States, the State of Colorado or any other state. Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amounts owed or that may become owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount, must be mailed or delivered to: Kalyx Colorado 695 Bryant LLC, 366 Madison Avenue, 11th Floor, New York, NY 10017.

2

8.             Legal Fees. Borrower agrees to pay reasonable legal fees and costs incurred by Lender in collecting or attempting to collect this Note, whether by suit or otherwise.

9.            Miscellaneous. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. This Note is given under the seal of all parties hereto, and it is intended that this Note is and shall constitute and have the effect of a sealed instrument according to law.

10.           Applicable Law; Venue. This Promissory Note and all claims or controversies arising out of or relating to this Promissory Note shall be governed by and construed according to the laws of the State of Colorado, without giving effect to conflict of law principles which might otherwise require the application of the laws of another jurisdiction. Venue for all actions arising from this Promissory Note shall be in the District Court in and for the county in which the Property is located.

11.          Joint and Several Liability. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of the Borrower and any other persons or entities who are or may hereafter become liable for any amounts due and owing under the terms of this Note (hereinafter referred to as the "Joint Parties") and shall constitute the joint and several obligations of each of the Joint Parties and shall be fully binding upon and enforceable against each of the Joint Parties. Neither the death nor release of any of the Joint Parties shall affect or release the joint and several liability of any other Joint Party. Lender may at its option enforce this Note against one or all of the Joint Parties, and Lender shall not be required to resort to enforcement against each of the Joint Parties and the failure to proceed against or join any of the Joint Parties shall not affect the joint and several liability of any other Joint Party.

12.          JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

13.           Modification. This Note may not be modified except by written agreement signed by the Borrower and Lender hereof, or by their respective successors or assigns.

3

IN WITNESS WHEREOF, Borrower has caused this Note to be executed, sealed and delivered as of the date first set forth above, although actually executed on the date or dates reflected below.

4

EXHIBIT D
PARTIAL ASSIGNMENT OF PROMISSORY NOTE

PARTIAL ASSIGNMENT OF PROMISSORY NOTE

This Partial Assignment of Promissory Note ("Assignment") is made as of the 31st day of January, 2018, among KALYX COLORADO 695 BRYANT LLC, a Colorado limited liability company ("Assignee"), SHAWN D. PHILLIPS ("Assignor"), and CORRIDOR 70 LLC, a Colorado limited liability company ("Borrower").

RECITALS

A.            Borrower executed that certain Note dated July 31, 2017 in the original principal amount of $5,775,000.00, payable to Assignor (the "Borrower Note").

B.            Assignor executed that certain Promissory Note of even date herewith in the original principal amount of $168,970.36, payable to Assignee (the "Assignor Note").

C.            In order to secure payment of the Assignor Note, Assignor has agreed to assign a partial interest in the Borrower Note to Assignee.
AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Assignee, Assignor and Borrower agree as follows:

1.            Assignor does hereby grant, bargain, sell, assign, convey, transfer, and set over unto Assignee, such of its right, title, and interest in and to the Borrower Note as set forth below:

a.            Beginning with the payment due under the Borrower Note on March 10, 2018 and ending with the payment due under the Borrower Note on November 10, 2018, inclusive, Borrower shall pay $12,500.00 of each such monthly payment directly to Assignee, at its office at 366 Madison Avenue, 11th Floor, New York, NY 10017.

b.            With respect to the payment due under the Borrower Note on December 10, 2018, Borrower shall pay $63,462.24 of such monthly payment directly to Assignee at the address listed above.

c. After Assignee's receipt of all payments referenced above, the interest of the Assignee in the Borrower Note shall cease, and the Assignor shall become immediately vested with the complete ownership of the remaining residual portions of and payments due under the Borrower Note.

2.             Assignor and Borrower makes the following warranties and representations to Assignee as regards the Borrower Note:

a.            Assignor has not assigned, pledged or otherwise transferred its rights in the Borrower Note to any other parties;

1

b.            The signature of Borrower on the Borrower Note is genuine, and the Borrower Note was duly authorized and executed by Borrower; and

c.            There are no written amendments to the Borrower Note.

3.             Borrower and Assignor covenant and agree not to amend the Borrower Note without the prior written consent of Assignee, which consent may be withheld in Assignee's sole and absolute discretion.

4.             Assignee is hereby empowered to exercise, discharge and enforce all of the rights, obligations and remedies provided for under the Borrower Note (and at law) in its own name and for its account only and at its own risk. In the event of litigation between Assignee and Borrower, the prevailing party shall be awarded their costs and expenses, including reasonable attorneys' fees, incurred therein.

5.             In the event Assignor receives any of the payments listed in Section 1, above, Assignor shall hold same in trust for the sole benefit of Assignee and shall promptly deliver same to Assignee.

6.             All communication, notices and demands of any kind which a party may be required or desire to give or to serve upon another party pursuant to this Assignment shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service or United States certified mail, return receipt requested, postage prepaid, addressed as follows:

To Assignee:

Kalyx Colorado 695 Bryant LLC
Attn: George Stone
366 Madison Avenue, 11th Floor
New York NY 10017

With a copy to:

Reitler Kailas & Rosenblatt LLC
Attn: Scott Rosenblatt
885 Third Avenue, 20th Floor
New York NY 10022

And to:

Bums, Figa & Will, P.C.
Attn: Matt Dillman
6400 S. Fiddlers Green Circle, Suite 1000
Greenwood Village, CO 80111

To Assignor:

Strainwise, Inc.
c/o STWC Holdings, Inc.
Attn: Erin Phillips
1350 Independence St Ste. 300
Lakewood, CO 80215

With a copy to:

Austin Legal Group, APC
Attn: Gina Austin
3990 Old Town Ave., Ste A-112
San Diego, CA 92110

To Borrower:

Corridor 70 LLC
Attn: Gary Ashurst
695 Bryant St
Denver, CO 80204

2

With a copy to: Harnre, Rodriquez, Ostrander & Dingess Attn: Donald Ostrander 3600 South Yosemite St. Ste. 500 Denver, CO 80237

Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as earlier evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered.

7.             Assignor agrees to pay the costs and expenses, including but not limited to reasonable attorneys' fees and all other out-of-pocket expenses incurred by Assignee in the exercise of any right or remedy available to it under this Assignment, whether or not suit is commenced including, without limitation, reasonable attorneys' fees and all other out-of-pocket expenses incurred in connection with any appeal of a lower court's order or judgment.

8.             This Assignment constitutes the entire agreement between the parties, and all prior and contemporaneous understandings and agreements are merged into this Assignment. No provision of this Assignment may be modified or amended, except in writing signed by the parties hereto. No delay on the part of any party to this Assignment from exercising any right, claim or remedy shall operate as a waiver thereof; and no single or partial exercise or waiver of any such right, claim or remedy shall preclude any further exercise thereof. The parties hereby waive any presumption or canon of construction regarding the interpretation of this Agreement against the party who drafted this Assignment. This Assignment is not intended to benefit any third party (including Borrower). THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS ASSIGNMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO (IRRESPECTIVE OF SUCH STATE'S CHOICE OF LAWS RULES). THE PARTIES HERETO CONSENT TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE CITY AND COUNTY OF DENVER, COLORADO, REGARDING ANY ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT AND WAIVE ANY OBJECTIONS BASED ON FORUM NON CONVENIENS AND WAIVE TRIAL BY JURY.

3

This Partial Assignment of Promissory Note is made and entered into as of the date first above written.

ASSIGNEE:

KALYX COLORADO 695 BRYANT LLC,
a Colorado limited liability company

By: ____________________________________

Name: __________________________________

Title: ___________________________________

ASSIGNOR:

/s/ Shawn D. Phillips
SHAWN D. PHILLIPS

BORROWER:

CORRIDOR 70 LLC,
a Colorado limited liability company

By: ____________________________________

Name: __________________________________

Title: ___________________________________

4

EXHIBIT E
GUARANTY OF LEASE

GUARANTY OF LEASE

THIS GUARANTY OF LEASE ("Guaranty") is entered into as of the ____ day of _____________, 2018, by Gary Ashurst, whose address is 8795 Selly Rd., Parker, CO 80314 and Rokell Kerns, whose address is 224 Six Elk Court, Red Feather Lakes, CO 80545 (collectively, the "Guarantor"), for the benefit of Kalyx Colorado 695 Bryant LLC, a Colorado limited liability company, whose address is 366 Madison Avenue, llth Floor, New York, New York 10017, and its successor and assigns (the "Landlord"), with reference to the following facts:

A.            Landlord and Strainwise, Inc., a Colorado corporation (the "Assignor"), entered into that certain Lease Agreement dated September 11, 2017 (the "Original Lease") for certain premises located with a street address of 695 Bryant Street, Denver, Colorado (the "Premises").

B.            Assignor has assigned all of its right, title and interest in and to the Original Lease to Corridor 70 LLC, a Colorado limited liability company (the "Assignee") pursuant to an Assignment and Assumption of Lease (the "Assignment") of even date herewith.

C.            The Original Lease and the Assignment are collectively referred to herein as the "Lease". The Assignor and Assignee are collectively referred to herein as the "Tenant."

D.            By its covenants herein set forth, Guarantor has induced Landlord to consent to the Assignment, which was made and entered into in consideration of Guarantor's covenants.

Section 1.            Guarantor unconditionally, jointly and severally, guarantees, without deduction by reason of setoff, defense or counterclaim, to Landlord and its successors and assigns, the full and punctual payment, performance and observance by Tenant of all of the terms, covenants and conditions in the Lease contained on Tenant's part to be kept, performed or observed.

Section 2.            If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, Guarantor will promptly keep, perform and observe same, as the case may be, in the place and stead of Tenant.

Section 3.            Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extension of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of his obligations hereunder.

Section 4.            The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of any covenant or condition in the Lease contained on Tenant's part to be performed or observed, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receive notice thereof.

1

Section 5.            The liability of Guarantor hereunder shall in no way be affected by: (a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenant; (1) the cessation from any cause whatsoever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

Section 6.            Guarantor further agrees that he may be joined in any action against Tenant in connection with the obligations of Tenant under the Lease and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives all right to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and any and all surety or other defenses in the nature thereof.

Section 7.            Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed, are fully performed and observed, Guarantor: (a) shall have no right of subrogation against Tenant by reason of any payments or performance by Guarantor hereunder; and (b) subordinate any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

Section 8.            If Landlord desires to sell, finance or refinance the Premises, or any part thereof, Guarantor hereby agrees to deliver to any lender or buyer designated by Landlord such financial statements of Guarantor as may be reasonably required by such lender or buyer. Such statements shall include the past three years' financial statements of Guarantor. All such financial statements shall be received by Landlord in confidence and shall be used only for the foregoing purposes.

Section 9.            This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder, or to any holdover term following the term granted under the Lease or any extension or renewal thereof, regardless of whether Guarantor consent thereto or receive notice thereof.

Section 10.          In the event this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction or in the event of any limitation of Guarantor's liability hereunder other than as expressly provided herein, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor was expressly named as a joint and several tenant therein with respect to the obligations of Tenant thereunder hereby guaranteed.

Section 11.           Guarantor agrees to pay Landlord's reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the guaranteed obligations or this Guaranty, whether or not any lawsuit is filed, and in the representation of Landlord in any insolvency, bankruptcy, reorganization or similar proceeding relating to Tenant or Guarantors. Until paid to Landlord, such sums will bear interest from the date such costs and expenses are incurred at the rate of 18% per annum.

2

Section 12.          No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to a waiver of the same or any other right on any future occasion.

Section 13.          If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guaranty shall be binding on each and every one of the undersigned jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

Section 14.          This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

Section 15.          This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado.

Section 16.          Notice hereunder shall be in writing and shall be effective upon personal service, one business day after deposit with FedEx or other reliable overnight courier for delivery the next business day, or five days after deposit thereof in the United States Mail, registered or certified delivery, return receipt requested, to the other party at its above address, except that under no circumstances shall Landlord be obligated to give Guarantor any notice not specifically required to be given by Landlord pursuant to this Guaranty. Either party may by notice given as aforesaid designate a different address for notice purposes. Copies of notices to Landlord shall be delivered to: (a) Reitler Kailas & Rosenblatt LLC, 885 Third Avenue, 20th Floor, New York, New York 10022, Attention: Scott Rosenblatt; and (b) Burns, Figa & Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, Colorado 80111, Attention: Matt Dillman. Any action to declare or enforce any rights or obligations under the Lease may be commenced by Landlord in the City and County of Denver, Colorado. Guarantor hereby consents to such jurisdiction for such purposes and agrees that any notice, complaint or legal process so delivered shall constitute adequate notice and service of process for all purposes and shall subject Guarantor to the jurisdiction of the applicable Court for purposes of adjudicating any matter related to this Guaranty.

3

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

_________________________________________
GARY ASHURST

STATE OF COLORADO                                                    )
                                                                                                ) ss.
COUNTY OF                                                                         )

The foregoing instrument was acknowledged before me this ____ day of ___________________, 2018, by Gary Ashurst.

Witness my hand and official seal.

My commission expires: _______________________

Notary Public

_________________________________________
ROKELL KERNS

STATE OF COLORADO                                                    )
                                                                                                ) ss.
COUNTY OF                                                                         )

The foregoing instrument was acknowledged before me this _____ day of _______________, 2018, by Rokell Kerns.

Witness my hand and official seal.

My commission expires:

Notary Public

4